2. FIXED ASSETS	6 Months Ended
Jun. 30, 2015
Quarterly Report
2. FIXED ASSETS

NOTE 2 - FIXED ASSETS

Fixed assets were comprised of the following as of June 30, 2015 and December 31, 2014. Depreciation is calculated using the straight-line method over a 5 year period.

	December 31, 2014	June 30, 2015
Cost:
Computers	12,134	31,033
Office equipment	4,055	23,314
Total	16,189	54,347
Less: Accumulated depreciation	2,027	6,121
Property and equipment, net	14,162	1,294